Exhibit 24

POWER OF ATTORNEY

	Effective as of the date hereof, the undersigned does hereby appoint Stephanie J. Brown, with full power of substitution, as the true and lawful attorney of the undersigned, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adopted thereunder, and such other U.S. and non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to the undersigned, and generally to do all such things in the name and on behalf of the undersigned in connection therewith as said attorney-in-fact deems necessary or appropriate to cause such filings to be completed and filed.

	This Power of Attorney shall remain in full force and effect only for such time as Stephanie J. Brown shall continue to be an officer of Fidelity Management & Research Company LLC, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

This Power of Attorney has been executed as of the 19th day of December, 2022.

					Eight Roads Holding Limited
  					By /s/ Barclay Simmons
  					Barclay Simmons
  					Director

POWER OF ATTORNEY

	Effective as of the date hereof, the undersigned does hereby appoint Stephanie J. Brown, with full power of substitution, as the true and lawful attorney of the undersigned, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adopted thereunder, and such other U.S. and non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to the undersigned, and generally to do all such things in the name and on behalf of the undersigned in connection therewith as said attorney-in-fact deems necessary or appropriate to cause such filings to be completed and filed.

	This Power of Attorney shall remain in full force and effect only for such time as Stephanie J. Brown shall continue to be an officer of Fidelity Management & Research Company LLC, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

	This Power of Attorney has been executed as of the 19th day of December, 2022.


						Eight Roads Investments
						By /s/ Driaan Viljoen
						Driaan Viljoen
						Director


POWER OF ATTORNEY

	Effective as of the date hereof, the undersigned does hereby appoint Stephanie J. Brown, with full power of substitution, as the true and lawful attorney of the undersigned, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adopted thereunder, and such other U.S. and non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to the undersigned, and generally to do all such things in the name and on behalf of the undersigned in connection therewith as said attorney-in-fact deems necessary or appropriate to cause such filings to be completed and filed.

	This Power of Attorney shall remain in full force and effect only for such time as Stephanie J. Brown shall continue to be an officer of Fidelity Management & Research Company LLC, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

	This Power of Attorney has been executed as of the 19th day of December, 2022.

						Eight Roads Shareholdings Limited
						By /s/ Barclay Simmons
  						Barclay Simmons
  						Director